                                                                  EXHIBIT 10.8.3

                              ASSUMPTION AGREEMENT


          THIS ASSUMPTION AGREEMENT ("Agreement") is entered into as of the 15th day of August, 1996, by and between FINOVA CAPITAL CORPORATION, a Delaware corporation, formerly known as Greyhound Financial Corporation ("Lender"), and SIGNATURE RESORTS, INC., a Maryland corporation ("Signature").

                                R E C I T A L S

          A. Lender's predecessor-in-interest, Greyhound Real Estate Finance Company, an Arizona corporation ("GREFCO"), and Cypress Pointe Resorts, L.P., a Delaware limited partnership ("Cypress"), entered into that Construction Loan Agreement dated as of December 19, 1991 pursuant to which GREFCO agreed to make a construction loan (the "Cypress Construction Loan") to Cypress for the purposes more particularly described therein (such Construction Loan Agreement, together with any and all renewals, extensions, amendments, replacements, restatements, supplements or modifications, whether now or hereafter existing, is hereinafter referred to collectively as the "Cypress Construction Loan Agreement"). GREFCO and Cypress also entered into that Loan and Security Agreement dated as of December 19, 1991 pursuant to which Lender agreed to make receivables and working capital loans (the "Cypress Receivables Loan") to Cypress (such Loan and Security Agreement, together with any and all renewals, extensions, amendments, replacements, restatements, supplements or modifications, whether now or hereafter existing, is hereinafter referred to collectively as the "Cypress Receivables Loan Agreement"). Pursuant to that Assignment dated as of January 13, 1993 by and between GREFCO and Lender, GREFCO assigned to Lender all of GREFCO's rights and obligations under the Cypress Construction Loan, the Cypress Construction Loan Agreement, the Cypress Receivables Loan and the Cypress Receivables Loan Agreement, and all documents and instruments executed in connection therewith.

          B. Lender and San Luis Resort Partners, L.L.C., a Georgia limited liability company ("San Luis"), entered into that Construction Loan Agreement dated as of June 6, 1996 pursuant to which Lender agreed to make a construction loan (the "San Luis Construction Loan") to San Luis for the purposes more particularly set forth therein (such Construction Loan Agreement, together with any and all renewals, extensions, amendments, replacements, restatements, supplements or modifications, whether now or hereafter existing, is hereinafter referred to collectively as the "San Luis Construction Loan Agreement"). San Luis and Lender also entered into that Loan and Security Agreement dated as of June 6, 1996 pursuant to which Lender agreed to make receivables and working capital loans (the "San Luis Receivables Loan") to San Luis for the purposes more specifically described therein (such Loan and Security Agreement, together with any and all renewals, extensions, amendments, replacements, restatements, supplements or modifications, whether now or hereafter existing, is hereinafter referred to collectively as the "San Luis Receivables Loan Agreement").

          C. Pursuant to that Private Placement Memorandum dated as of May 28, 1996, Signature solicited and received the consent and agreement of the general partner and limited partner of Cypress and the members of San Luis to exchange their respective interests in Cypress and San Luis for shares of common stock in Signature (the "Consent Solicitation"). Pursuant to the Consent Solicitation, the general partner and limited partner of Cypress and the members of San Luis have exchanged their respective interests in such entities for shares of common stock in Signature. Essentially simultaneously therewith, each of the corporate partners or members of Cypress and San Luis were merged with and into Signature, and each of the interests of the partners and members of Cypress and San Luis were transferred to Signature. As of the date of this Agreement, Signature constitutes the surviving corporation of such mergers and interest transfers (the "Signature Merger").

          D. Signature and Lender now desire and intend by this Agreement to confirm the rights, obligations and liabilities of Signature (as the successor to Cypress and San Luis), as the Borrower under the Cypress Construction Loan, the Cypress Receivables Loan, the Cypress Construction Loan Agreement, the Cypress Receivables Loan Agreement, the San Luis Construction Loan, the San Luis Receivables Loan, the San Luis Construction Loan Agreement and the San Luis Receivables Loan Agreement, and all documents and instruments executed in connection therewith.

          NOW, THEREFORE, in consideration of the foregoing Recitals and all covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Signature hereby state, confirm and agree as follows:

                               A G R E E M E N T

     1.   ASSUMPTION OF CYPRESS CONSTRUCTION LOAN AND CYPRESS RECEIVABLES LOAN .
          ---------------------------------------------------------------------

          1.1  Definitions.  Unless specifically defined herein, all initial
               -----------
     capitalized terms used in this SECTION 1 shall have the same meaning as set forth in the Cypress Receivables Loan Agreement. The following terms shall have the meanings ascribed to them below:

               1.1.1 "Cypress Loan Documents" shall mean, collectively, the Cypress Construction Loan Agreement, the Cypress Receivables Loan Agreement, the Construction Loan Documents (as defined in the Cypress Construction Loan Agreement) and the Documents (as defined in the Cypress Receivables Loan Agreement), together with any and all renewals, extensions, amendments, replacements, restatements, supplements or modifications, whether now or hereafter existing.

               1.1.2 "Cypress Obligations" shall mean and refer to each and every obligation, duty, covenant, undertaking and condition which Cypress is required or has agreed to perform under the Cypress Loan Documents, and each and every other obligation of Cypress under the Cypress Construction Loan and the Cypress Receivables Loan now or hereafter owing to Lender.

          1.2  Assumption of Cypress Obligations.  Signature hereby assumes all
               ---------------------------------
     obligations of Cypress under the Cypress Loan Documents for the payment of the Cypress Construction Loan and the Cypress Receivables Loan and any and all other indebtedness created or evidenced thereby and for the performance and observance of all the covenants, provisions, representations, warranties and agreements of the Borrower under the Cypress Loan Documents as if Signature were an original party thereto.

          1.3  Consent by Lender.  Lender hereby consents to the transfer to and
               -----------------
     assumption by Signature of all of the Cypress Obligations and Lender hereby agrees from and after the date hereof to recognize Signature as the "Borrower" under the Cypress Loan Documents. Such consent shall not constitute a consent to any further transfer or assignment of the Cypress Obligations or for any other transfer, assignment or transaction for which Lender's consent is required under the Cypress Loan Documents.

          1.4  Representations, Warranties, Acknowledgments, Covenants and
               -----------------------------------------------------------
     Agreements Relating to the Cypress Construction Loan and the Cypress
     --------------------------------------------------------------------
     Receivables Loan.  As a material inducement to Lender to enter into this
     ----------------
     Agreement, and acknowledging Lender's reliance upon the truth and accuracy thereof, and in addition to the representations, warranties, acknowledgments, covenants and agreements set forth in SECTION 3 below, Signature hereby represents, warrants, acknowledges, covenants and agrees that:

               1.4.1  The Cypress Obligations are just and owing.

               1.4.2 The obligation of Signature to repay and perform the Cypress Obligations is absolute, irrevocable and unconditional and there exists no right of setoff or recoupment, counterclaim or defense of any nature whatsoever to the payment and performance of the Cypress Obligations.

               1.4.3 Signature hereby ratifies, reaffirms, acknowledges and agrees that the Cypress Obligations and the Cypress Loan Documents represent the valid, enforceable and collectible obligations of Signature and, as of the date hereof, there exists no claims or defenses (personal or otherwise) whatsoever with respect to the Cypress Obligations. Signature further acknowledges and represents that no event has occurred and no condition exists that, after notice or lapse or time, or both, would constitute a default under the Cypress Loan Documents.

               1.4.4 Signature and Lender acknowledge and agree that all terms, conditions and provisions of the Cypress Loan Documents are continued in full force and effect and remain unaffected and unchanged except as may be modified or amended by this Agreement; this Agreement in no way acts as a release or relinquishment of, and in no way affects, the liens, security interests and rights created by or arising under any of the Cypress Loan Documents or the priority thereof. Such liens, security interests and rights are hereby ratified, confirmed, renewed and extended in all respects.

          1.5  Amendments and Modifications to Cypress Loan Documents.  The
               ------------------------------------------------------
     Cypress Loan Documents are hereby amended and modified in the following respects:

               1.5.1 The following defined term is hereby added to the "Definitions" section of the Cypress Receivables Loan Agreement:

          "'Assumption Agreement' shall mean that Assumption Agreement executed by Signature Resorts, Inc., a Maryland corporation, and FINOVA Capital Corporation, a Delaware corporation, and dated as of August 15, 1996."

               1.5.2 All references in the Cypress Loan Documents to the term "Borrower" shall hereinafter be deemed to mean and refer to Signature.

               1.5.3 The term "Guarantors" as used in the Cypress Loan Documents is hereby amended and modified to delete therefrom the following entities: Argosy Group, Inc., a Georgia corporation, and Argosy Canyon Investments, L.P., a California limited partnership.

               1.5.4 Section 8.2 of the Cypress Construction Loan Agreement is hereby modified and restated in its entirety to read as follows:

          "Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and is qualified to do business in the State of Florida."

               1.5.5 Section 8.1(a) of the Cypress Receivables Loan Agreement is hereby modified and restated in its entirety to read as follows:

          "Borrower is, and will continue to be during the Term hereof, a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and is, and will continue to be during the Term hereof, qualified to do business and in good standing in each jurisdiction in which it is selling Time-Share Interests or where the location or nature of its properties or business makes such qualification necessary (except where failure to do so would not adversely affect Lender's ability to realize upon the Receivables Collateral or any other security for the Performance of the Obligations or materially adversely affect the business or financial condition of Borrower or the ability of Borrower to complete Performance of the Obligations). Borrower has, and will continue to have, powers adequate for making and performing under the

          Documents, for undertaking and performing the Obligations and for carrying on its business and owning its property."

               1.1.6 The following provision is hereby added as Section 13.1(m) of the Cypress Construction Loan Agreement:

          "(m) the occurrence of an 'Event of Default' under the San Luis Loan Documents (as defined in the Assumption Agreement)."

               1.1.6 The following provision is hereby added to the terms of the Cypress Receivables Loan Agreement as Section 9.1(l):

          "(l) the occurrence of an 'Event of Default' under the San Luis Loan Documents (as defined in the Assumption Agreement)."

          1.6  Release of Cypress Guarantors.  Lender hereby agrees that, upon
               -----------------------------
     receipt from the Guarantors of the Cypress Construction Loan, the Cypress Construction Loan Agreement, the Cypress Receivables Loan and the Cypress Receivables Loan Agreement of a duly-executed Mutual Release of Guaranty in a form mutually acceptable to Lender and said Guarantors, Lender shall release the Guarantors in accordance with the terms and conditions set forth in the Mutual Release.

     2.   ASSUMPTION OF SAN LUIS LOAN.
          ---------------------------

          2.1  Definitions.  Unless specifically defined herein, all initial
               -----------
     capitalized terms used in this SECTION 2 shall have the same meaning as set forth in the San Luis Receivables Loan Agreement. The following terms shall have the meanings ascribed to them below:

               2.1.1 "San Luis Loan Documents" shall mean, collectively, the San Luis Construction Loan Agreement, the San Luis Receivables Loan Agreement, the Construction Loan Documents (as defined in the San Luis Construction Loan Agreement), the Receivables Loan Documents and the Working Capital Note (as each of such documents are defined in the San Luis Receivables Loan Agreement), together with any and all renewals, extensions, amendments, replacements, restatements, supplements or modifications, whether now or hereafter existing.

               2.1.2 "San Luis Obligations" shall mean and refer to each and every obligation, duty, covenant, undertaking and condition which San Luis is required or has agreed to perform under the San Luis Loan Documents, and each and every other obligation of San Luis under the San Luis Construction Loan and the San Luis Receivables Loan now or hereafter owing to Lender.

          2.2  Assumption of San Luis Obligations.  Signature hereby assumes all
               ----------------------------------
     obligations of San Luis under the San Luis Loan Documents for the payment of the San Luis Construction Loan and the San Luis Receivables Loan and any and all other indebtedness created or evidenced thereby and for the performance and observance of all the covenants, provisions, representations, warranties and agreements of the Borrower under the San Luis Loan Documents as if Signature were an original party thereto.

          2.3  Consent by Lender.  Lender hereby consents to the transfer to and
               -----------------
     assumption by Signature of all of the San Luis Obligations and Lender hereby agrees from and after the date hereof to recognize Signature as the "Borrower" under the San Luis Loan Documents. Such consent shall not constitute a consent to any further transfer or assignment of the San Luis Obligations or for any other transfer, assignment or transaction for which Lender's consent is required under the San Luis Loan Documents.

          2.4  Representations, Warranties, Acknowledgments, Covenants and
               -----------------------------------------------------------
     Agreements Relating to San Luis Construction Loan and San Luis Receivables
     --------------------------------------------------------------------------
     Loan.  As a material inducement to Lender to enter into this Agreement, and
     ----
     acknowledging Lender's reliance upon the truth and accuracy thereof, and in addition to the representations, warranties, acknowledgments, covenants and agreements set forth in SECTION 3 below, Signature hereby represents, warrants, acknowledges, covenants and agrees that:

               2.4.1  The San Luis Obligations are just and owing.

               2.4.2 The obligation of Signature to repay and perform the San Luis Obligations is absolute, irrevocable and unconditional and there exists no right of setoff or recoupment, counterclaim or defense of any nature whatsoever to the payment and performance of the San Luis Obligations.

               2.4.3 Signature hereby ratifies, reaffirms, acknowledges and agrees that the San Luis Obligations and the San Luis Loan Documents represent the valid, enforceable and collectible obligations of Signature and, as of the date hereof, there exists no claims or defenses (personal or otherwise) whatsoever with respect to the San Luis Obligations. Signature further acknowledges and represents that no event has occurred and no condition exists that, after notice or lapse or time, or both, would constitute a default under the San Luis Loan Documents.

               2.4.4 Signature and Lender acknowledge and agree that all terms, conditions and provisions of the San Luis Loan Documents are continued in full force and effect and remain unaffected and unchanged except as may be modified or amended hereby; this Agreement in no way acts as a release or relinquishment of, and in no way affects, the liens, security interests and rights created by or arising under any of the San Luis Loan Documents or the priority thereof. Such liens, security interests and rights are hereby ratified, confirmed, renewed and extended in all respects.

          2.5  Amendments and Modifications to the San Luis Loan Documents.  The
               -----------------------------------------------------------
     San Luis Loan Documents are hereby amended and modified in the following respects:

               2.5.1 The following defined term is hereby added to the "Definitions" section of the San Luis Receivables Loan Agreement:

          "'Assumption Agreement' shall mean that Assumption Agreement executed by Signature Resorts, Inc., a Maryland corporation, and FINOVA Capital Corporation, a Delaware corporation, and dated as of August 15, 1996."

               2.5.2 All references in the San Luis Loan Documents to the term "Borrower" shall be deemed to mean and refer to Signature.

               2.5.3 All references to the "Guarantors" in the San Luis Loan Documents shall be modified and amended to delete therefrom the following entities: AKGI San Luis, Inc., a Georgia corporation, and KGK San Luis, Inc., a Georgia corporation.

               2.5.4 Paragraph 8.2 of the San Luis Construction Loan Agreement is hereby modified and restated in its entirety to read as follows:

          "Borrower is a corporation, duly organized, validly existing and in good standing under the laws of the State of Maryland."

               2.5.5 Paragraph 8.1(a) of the San Luis Receivables Loan Agreement is hereby modified in its entirety to read as follows:

          "Borrower is, and will continue to be during the Term hereof, a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and is, and will continue to be during the Term hereof, qualified to do business and in good business in California and in each jurisdiction in which it is selling Time-Share Interests or where the location or nature of its properties or business make such qualification necessary (except where failure to do so would not adversely affect Lender's ability to realize upon the Receivables Collateral, the Purchased Notes and Mortgages Collateral or any other security for the Performance of the Obligations or materially adversely affect the business or financial condition of Borrower or the ability of Borrower to complete the Performance of the Obligations). Borrower has, and will continue to have, powers adequate for making and performing under the Receivables Loan Documents, for undertaking and performing the Obligations and for carrying on its business and owning its property."

               2.5.6 The following provision is hereby added as Paragraph 13.1(n) to the San Luis Construction Loan Agreement:

          "the occurrence of an 'Event of Default' under the Cypress Loan Documents (as defined in the Assumption Agreement)."

               2.5.7 The following provision is hereby added as Paragraph 9.1(m) to the San Luis Receivables Loan Agreement:


          "the occurrence of an 'Event of Default' under the Cypress Loan Documents (as defined in the Assumption Agreement)."

          2.6  Release of San Luis Guarantors.  Lender hereby agrees that, upon
               ------------------------------
     receipt from the Guarantors of the San Luis Construction Loan, the San Luis Construction Loan Agreement, the San Luis Receivables Loan and the San Luis Receivables Loan Agreement of a duly-executed Mutual Release of Guaranty in a form mutually acceptable to Lender and said Guarantors, Lender shall release the Guarantors in accordance with the terms and conditions set forth in the Mutual Release.

     3.   ADDITIONAL REPRESENTATIONS, WARRANTIES, ACKNOWLEDGMENTS, COVENANTS AND
          ----------------------------------------------------------------------
     AGREEMENTS OF SIGNATURE.
     -----------------------

          As a material inducement to Lender to enter into and grant the consents set forth in this Agreement, and acknowledging Lender's reliance upon the truth and accuracy thereof, and Signature's agreement to act in accordance herewith, Signature hereby represents, warrants, acknowledges, covenants and agrees that:

          3.1  The Recitals set forth in this Agreement are true and correct.

          3.2 This Agreement and all other documents and instruments executed by Signature in connection herewith have been authorized by all necessary action and, when executed, will, to the best of its knowledge, be the legal, valid and binding obligations of Signature enforceable against Signature in accordance with their respective terms.

          3.3 Signature's execution, delivery and performance of this Agreement will not (a) violate any law, rule, regulation or court order to which Signature is subject, (b) conflict with or result in a breach of Signature's Articles of Incorporation or Bylaws or any agreement or instrument to which Signature is a party or by which it or its properties are bound, or (c) result in the creation or imposition of any lien, security interest or encumbrance on any property, whether now owned or hereafter acquired, other than the liens in favor of Lender.

          3.4 Signature is a corporation, validly existing and in good standing under the laws of the State of Maryland. Signature is, and will remain so during any period of time it has any outstanding obligations to Lender, qualified to do business and in good standing in each jurisdiction where Signature is doing business or where the location or nature of the properties or business of Signature make such qualification necessary.

          3.5 Signature and its Related Entities (as hereinafter defined) shall each maintain, during any period of time in which any of the Cypress Obligations or the San Luis Obligations remain outstanding, separate internally-prepared financial statements with respect to the separate operations of such entities and each of its respective properties, notwithstanding that Signature and its Related Entities may maintain consolidated financial statements for other purposes.

          3.6 Neither Signature nor any Related Entities have paid or shall pay any secured or unsecured debts or obligations of the other, except to the extent any such obligations are also direct, contractual obligations of Signature or any Related Entity under a guarantee or otherwise.

          3.7 Other than distributions to shareholders or partners and repayment of bona fide debt owed to a Related Entity, Signature shall not transfer any funds to or accept a transfer of any funds from any Related Entity without contemporaneous written documentation clearly identifying that the transfer constitutes a loan or capital investment and, if the transfer is a loan, the specific repayment terms thereof.

          3.8 Signature has not taken and shall not take any action or omit to take any action that could reasonably be expected to cause its creditors or the creditors of any Related Entity to be confused as to which entity the creditor is dealing with.

          3.9 Signature and all Related Entities were adequately capitalized as of the date of their creation or organization and shall continue to remain adequately capitalized so long as any obligations of Signature remain outstanding to Lender.

          For the purposes of this Agreement, the term "Related Entities" shall mean any corporation, partnership, limited liability company or other entity of which Signature owns a controlling interest or otherwise controls, either directly or indirectly, the operations of such entity, and any corporation, partnership, limited liability company or other entity which owns a controlling interest in or otherwise controls, either directly or indirectly, the operations of Signature. For the purposes of this Agreement, the following entities shall be deemed to be "Related Entities" of Signature: AKGI-Sint Maarten, N.V., a Netherlands Antilles corporation; Grand Beach Resort, Limited Partnership, a Georgia limited partnership; Port Royal Resort, L.P., a South Carolina limited partnership; Lake Tahoe Resort Partners, L.L.C., a California limited liability company; and Kabushiki Gaisha Kei, L.L.C., a California limited liability company. Each of the foregoing representations, warranties, acknowledgments, covenants and agreements shall be deemed to be a part of the covenants and obligations of Signature as Borrower under the Cypress Construction Loan, the Cypress Receivables Loan, the San Luis Construction Loan and the San Luis Receivables Loan as if the same were set forth in their entirety in the Cypress Loan Documents and the San Luis Loan Documents.

     4.   CONDITIONS SUBSEQUENT.
          ---------------------

          The consent and obligations of Lender under this Agreement are subject to the satisfaction of the following conditions subsequent within the applicable time periods hereinafter set forth:

          4.1 Signature shall have delivered to Lender fully-executed UCC Financing Statement Change forms or new UCC Financing Statements as Lender may require to continue perfection of all security interests in favor of Lender within thirty (30) days after receipt of such documents from Lender;

          4.2 Within forty-five (45) days after the date of this Agreement, Signature shall have delivered to Lender an opening balance sheet with respect to Signature prepared in accordance with GAAP; and

          4.3 Within seventy-five (75) days after the date of this Agreement, Signature and Lender shall have agreed upon reasonable financial covenants to be observed and maintained by Signature during the term of each of the Cypress Construction Loan, Cypress Receivables Loan, San Luis Construction Loan and San Luis Receivables Loan, including, without limitation, covenants regarding the net worth of Signature, limitations on marketing and sales expenses, debt-service coverage ratios and similar covenants.

          The nonsatisfaction of any of the foregoing conditions subsequent within the time period provided therefor shall be deemed to be an "Event of Default" under the Cypress Loan Documents and the San Luis Loan Documents.

     5.   GENERAL.
          -------

          5.1 Signature shall execute and deliver such additional documents and do such further acts as Lender may reasonably require to fully implement the intent of this Agreement.

          5.2 Signature shall pay all costs and expenses including, but not limited to, recording fees, title insurance premiums and reasonable attorney's fees incurred by Lender in connection herewith, whether or not all of the conditions described in this paragraph are satisfied.

          5.3 This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their heirs, personal representatives, successors and assigns.

          5.4 This Agreement shall be governed and construed in accordance with the laws of the State of Arizona.

           [Signature page of FINOVA/Signature Assumption Agreement]


     IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first above written.

                              FINOVA CAPITAL CORPORATION,
                              a Delaware corporation


                              By:______________________________

                                Its:___________________________

                              SIGNATURE RESORTS, INC.,
                              a Maryland corporation

                              By:______________________________

                                Its:___________________________